[LOGO] Merrill Lynch Investment Managers

Annual Report
September 30, 2002

MuniInsured
Fund, Inc.

www.mlim.ml.com

MuniInsured Fund, Inc.

DEAR SHAREHOLDER

For the year ended September 30, 2002, MuniInsured Fund, Inc. earned $.458 per share income dividends, which included earned and unpaid dividends of $.038. This represents a net annualized yield of 4.55%, based on a year-end net asset value of $10.06 per share. During the same period, the Fund's total investment return was +8.27%, based on a change in per share net asset value from $9.76 to $10.06, and assuming reinvestment of $.458 per share income dividends.

During the six-month period ended September 30, 2002, the Fund's total investment return was +7.91%, based on a change in per share net asset value from $9.55 to $10.06, and assuming reinvestment of $.229 per share income dividends.

The Municipal Market Environment

During the six-month period ended September 30, 2002, fixed income bond yields fell dramatically to levels not seen in nearly 40 years. The decline in interest rates was driven as much, if not more so, by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, renewed economic activity led many investors to anticipate that the Federal Reserve Board would soon begin to raise short-term interest rates to ensure that current inflationary pressures would remain well contained. In April 2002, U.S. economic conditions, especially housing activity and consumer spending, still suggested that a modest economic recovery was underway. First quarter U.S. gross domestic product (GDP) growth rose 5%, well above the level of economic growth seen throughout all of 2001. During May, however, steady dramatic declines in U.S. equity markets led many investors to reverse their earlier opinion and to expect that the Federal Reserve Board was unlikely to increase short-term interest rates for the remainder of the year. Consequently, the demand for fixed income issues, especially U.S. Treasury securities, steadily increased. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe-haven status of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%.

In late July, second quarter 2002 U.S. GDP growth was initially estimated at 1.1%. While subject to considerable revision, this initial estimate suggested that continued declines in U.S. equity prices were negatively affecting not only consumer but business confidence as well and undermining economic growth witnessed earlier this year. Some analysts have extrapolated that weakness will continue, if not accelerate. This has brought about forecasts that the Federal Reserve Board may soon be obliged to lower short-term interest rates both to offset equity market declines and boost consumer and business spending. The possibility of lower short-term interest rates helped support bond prices for the remainder of the period. The dramatic decline in U.S. stock markets in recent months triggered a significant fixed income rally as investors fled equity issues in favor of fixed income securities. The possibility of a conflict with Iraq further intensified the demand for U.S. Treasury and other fixed income issues. By the end of September, U.S. Treasury bond yields fell to 4.67%, a decline of more than 110 basis points (1.10%).

For the six-month period ended September 2002, municipal bond prices also posted substantial gains. However, tax-exempt bond price appreciation has been less than that of comparable U.S. Treasury issues because of the safe-haven status offered by U.S. Treasury securities. In April, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported modest price improvement. During recent months, tax-exempt bond yields have steadily declined largely in response to the positive fixed income environment, engendered by falling equity valuations and rising U.S. Treasury securities prices. The municipal bond market's price advances have also been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizeable advances in the rate

MuniInsured Fund, Inc.                                        September 30, 2002

of new municipal bond issuance, investor demand has increased, allowing tax-exempt bond prices to rise. By the end of September 2002, long-term municipal revenue bond yields stood at 5.05%, a decline of more than 60 basis points during the past six months.

Investor demand has remained very positive throughout the period. The Investment Company Institute reported that thus far in 2002, municipal bond fund net cash flows remained very strong at almost $15.2 billion, up more than 50% compared to the same period in 2001. Additionally, investors received approximately $75 billion from June to August 2002 from bond maturities, proceeds from early redemptions and coupon income. Given the current weakness in U.S. equity markets, much of these monies were likely reinvested in tax-exempt products. Perhaps more importantly, short-term municipal rates have continued to move lower in response to Federal Reserve Board actions. In reaction to Federal Reserve Board interest rate reductions, short-term municipal rates have declined to the 1% - 1.25% range. As interest rates have declined, investors have extended maturities to take advantage of the steep municipal bond yield curve. The significant income sacrifice incurred by remaining in cash reserves has resulted in ongoing strong demand for municipal securities, especially in the 5-year - 15-year maturity range.

Recent performance by the tax-exempt market has been even more impressive considering the increase in new bond issuance seen thus far in 2002. Throughout the past six months, almost $190 billion in new long-term municipal bonds was issued, an increase of nearly 40% compared to the same period in 2001. Nearly $90 billion in long-term tax-exempt securities was underwritten during the September quarter, an increase of over 40% compared to the September 2001 quarter's level.

In the coming months, we believe that interest rates are likely to remain volatile with an expected upward bias. However, until equity market conditions stabilize, interest rates could remain near their current historically low levels. It is important not to overemphasize the extent to which recent stock market declines will have upon future U.S. economic activity. Current consensus for the third quarter of 2002 U.S. GDP is in the 3% - 3.50% range, suggesting that 2002 economic activity is likely to be at least twice that of 2001. U.S. business activity is likely to accelerate going forward. Governmental stimulus in response to the September 11, 2001 attacks has been significant. Ongoing military response to worldwide terrorism has helped reduce a once-sizeable Federal surplus to a material deficit. Further military action in early 2003 would likely result in higher Federal spending, deficits and increased Treasury financing. Increased Federal borrowings can be expected to put upward pressure on interest rates going forward.

Equity market declines have helped push interest rates to lower levels than economic fundamentals alone would support. When U.S. equity markets stabilize and economic activity resumes, associated interest rate increases should not be extreme. Inflationary pressures have remained subdued, meaning that significant interest rate increases are unlikely. As equity valuations are likely to only gradually recover, U.S. economic recovery is also likely to be a moderate process. This suggests that the pace of any interest rate increases will be gradual. As the municipal bond market's strong technical position can be expected to remain supportive in the coming months, future tax-exempt interest rate increases should be more restrained than their taxable counterparts.

Portfolio Strategy

During the six-month period ended September 30, 2002, our investment strategy was to seek to enhance shareholder income and to moderate the Fund's net asset value volatility. Therefore, we focused our strategy on the acquisition of higher-couponed securities in the 20-year - 24-year maturity range. This was a change from the prior six-month period in which we concentrated on the purchase of similar securities with shorter maturities. A steepening of the tax-exempt yield curve made it advantageous to extend maturity to capture the available incremental yield. We maintained a slightly above-market neutral position throughout the period in response to the very positive financial environment engendered by falling equity markets and ongoing geopolitical unrest. With interest rates at historic lows, we will carefully monitor business conditions. We believe that signs of a renewed, sustainable economic recovery would warrant a more defensive portfolio strategy and structure in an effort to preserve recent gains in the Fund's net asset value.

MuniInsured Fund, Inc.                                        September 30, 2002

Going forward, we are reasonably optimistic that municipal bond yields can maintain their current level but may possibly decline further. The U.S. economic outlook remains full of uncertainty and a sustained rebound does not appear imminent. Inflation continues to be subdued and some economic analysts have expressed concerns about the near-term risk of deflation. We believe that the Federal Reserve Board will maintain its current accommodative stance. Additionally, without significant improvement in equity markets, investor demand for tax-exempt products should remain very positive.

In Conclusion

We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

October 29, 2002

PROXY RESULTS

During the six-month period ended September 30, 2002, MuniInsured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. The description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted           Shares Withheld
                                                                                          For                 From Voting
---------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors as follows:
                                      Class I             Terry K. Glenn               7,412,038                215,137
                                                          James H. Bodurtha            7,411,673                215,502
                                                          Joe Grills                   7,410,705                216,470

                                      Class II            Roberta Cooper Ramo          7,401,873                225,302

                                      Class III           Herbert I. London            7,409,997                217,178
                                                          Andre F. Perold              7,405,179                221,996
---------------------------------------------------------------------------------------------------------------------------

MuniInsured Fund, Inc.                                        September 30, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                      S&P      Moody's     Face
State              Ratings++  Ratings++   Amount                              Issue                                        Value
---------------------------------------------------------------------------------------------------------------------------------
Alaska--2.4%          AAA        Aaa      $1,150   Alaska Energy Authority, Power Revenue Refunding Bonds
                                                   (Bradley Lake), 4th Series, 6% due 7/01/2020 (i)                       $ 1,402
                      NR*        Aaa         495   Alaska State Housing Finance Corporation, Revenue Refunding
                                                   Bonds, RITR, Series 2, 9.62% due 12/01/2024 (b)(e)(f)(g)(h)                533
---------------------------------------------------------------------------------------------------------------------------------
California--13.9%     AAA        Aaa       1,405   California Educational Facilities Authority Revenue Bonds
                                                   (Loyola Marymount University), 5.9% due 10/01/2006 (b)(j)                1,661
                      AAA        Aaa       1,500   California HFA, Revenue Bonds, Series F, 6% due 8/01/2017 (b)(g)(k)      1,590
                                                   California State, GO, Refunding:
                      AAA        Aaa       1,000     5.25% due 4/01/2030                                                    1,067
                      AAA        NR*         500     DRIVERS, Series 260, 10.14% due 4/01/2017 (f)                            736
                      A+         A2        1,000   California Statewide Communities Development Authority
                                                   Revenue Bonds (Sutter Health Obligation Group), Series B,
                                                   5.50% due 8/15/2034                                                      1,046
                      NR*        Aaa       1,000   Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                                                   AMT, Series RI-7, 10.495% due 11/01/2026 (b)(f)                          1,303
                      NR*        Aaa       1,000   Los Angeles, California, Unified School District, GO, Refunding, RIB,
                                                   Series 631X, 9.696% due 7/01/2017 (b)(f)                                 1,422
                      AAA        Aaa         145   Port Oakland, California, Revenue Bonds, AMT, Series K,
                                                   5.75% due 11/01/2021 (d)                                                   160
                      AAA        Aaa       1,000   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                                   Class R, Series K, 9.529% due 11/01/2021 (d)(f)                          1,205
                      AAA        Aaa       1,000   Santa Barbara, California, Waterfront Revenue Refunding Bonds,
                                                   COP, 5.50% due 10/01/2022 (a)                                            1,119
---------------------------------------------------------------------------------------------------------------------------------
Colorado--1.9%        AA         Aa2       1,355   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                   Series D-2, 6.90% due 4/01/2029                                          1,519
---------------------------------------------------------------------------------------------------------------------------------
Connecticut--2.6%     AAA        Aaa       1,750   Bridgeport, Connecticut, GO, Refunding, Series A,
                                                   5.875% due 7/15/2010 (d)(j)                                              2,096
---------------------------------------------------------------------------------------------------------------------------------
Florida--1.3%         AAA        Aaa       1,000   Miami-Dade County, Florida, Aviation Revenue Refunding Bonds
                                                   (Miami International Airport), AMT, 5.375% due 10/01/2027 (d)            1,056
---------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.5%          AAA        Aaa       1,100   Hawaii State Highway Revenue Bonds, 5.50% due 7/01/2020 (i)              1,198
---------------------------------------------------------------------------------------------------------------------------------
Illinois--7.1%        AA         Aa2       1,000   Illinois HDA, Homeowner Mortgage Revenue Bonds, Sub-Series D-1,
                                                   6.40% due 8/01/2017                                                      1,064
                      AAA        Aaa       3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                   (Ingalls Health System Project), 6.25% due 5/15/2024 (b)                 3,239
                      AAA        Aaa       1,000   Regional Transportation Authority, Illinois, Revenue Bonds,
                                                   Series C, 7.75% due 6/01/2020 (d)                                        1,432
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes

MuniInsured Fund, Inc.                                        September 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P      Moody's     Face
State              Ratings++  Ratings++   Amount                              Issue                                        Value
---------------------------------------------------------------------------------------------------------------------------------
Indiana--4.6%         AAA        Aaa      $1,360   Hammond, Indiana, Multi-School Building Corporation, First
                                                   Mortgage Revenue Refunding Bonds, 6.125% due 7/15/2019 (b)             $ 1,564
                      AAA        NR*       1,000   Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                   Series A, 6.75% due 2/01/2017                                            1,125
                      AAA        Aaa       1,000   Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                   Revenue Bonds (Waterworks Project), Series A,
                                                   5.125% due 7/01/2027 (b)                                                 1,041
---------------------------------------------------------------------------------------------------------------------------------
Kansas--3.2%          AAA        Aaa       2,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                   Company Project), 7% due 6/01/2031 (b)                                   2,612
---------------------------------------------------------------------------------------------------------------------------------
Louisiana--2.3%       AAA        Aaa       1,500   Louisiana Local Government, Environmental Facilities, Community
                                                   Development Authority Revenue Bonds (Capital Projects and
                                                   Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)                1,858
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts--0.8%   AAA        Aaa         600   Massachusetts Education Loan Authority, Education Loan Revenue
                                                   Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)                    633
---------------------------------------------------------------------------------------------------------------------------------
Minnesota--5.2%       NR*        Aaa       2,760   Saint Cloud, Minnesota, Health Care Revenue Refunding
                                                   Bonds (Saint Cloud Hospital Obligation Group), Series A,
                                                   6.25% due 5/01/2020 (i)                                                  3,201
                      AAA        Aaa       1,000   Southern Minnesota Municipal Power Agency, Power Supply
                                                   Revenue Refunding Bonds, Series B, 5.75% due 1/01/2003 (a)(j)            1,031
---------------------------------------------------------------------------------------------------------------------------------
Mississippi--1.8%     A1         VMIG1+    1,500   Mississippi Business Finance Corporation, Mississippi, Solid Waste
                                                   Disposal Revenue Refunding Bonds (Mississippi Power Company
                                                   Project), VRDN, AMT, 1.90% due 5/01/2028 (c)                             1,500
---------------------------------------------------------------------------------------------------------------------------------
Missouri--1.2%        AAA        NR*         865   Missouri State Housing Development Commission, S/F Mortgage
                                                   Revenue Bonds (Homeowner Loan), AMT, Series C-1,
                                                   7.15% due 3/01/2032 (e)(h)                                                 976
---------------------------------------------------------------------------------------------------------------------------------
Nevada--2.0%          AAA        Aaa       1,500   Reno, Nevada, Retrack Revenue Refunding Bonds (Reno
                                                   Transportation Project), Senior Lien, 5.50% due 6/01/2022 (a)            1,634
---------------------------------------------------------------------------------------------------------------------------------
New Jersey--2.7%      NR*        Aaa       1,175   Port Authority of New York and New Jersey, Special Obligation
                                                   Revenue Bonds (JFK International Air Terminal LLC), RIB, AMT,
                                                   Series 353, 10.543% due 12/01/2014 (b)(f)                                1,685
                      A          A1          500   Tobacco Settlement Financing Corporation of New Jersey, Asset
                                                   Backed Revenue Refunding Bonds, 5.75% due 6/01/2032                        495
---------------------------------------------------------------------------------------------------------------------------------
New York--9.5%        AAA        Aaa       1,625   Metropolitan, New York, Transportation Authority, Revenue
                                                   Refunding Bonds, Series A, 5% due 11/15/2030 (i)                         1,684
                      AAA        Aaa       1,450   Metropolitan Transportation Authority, New York, Commuter
                                                   Facilities Revenue Bonds, Series A, 6% due 7/01/2008 (d)(j)              1,713
                      AAA        Aaa       1,500   New York City, New York, City Municipal Water Finance Authority,
                                                   Water and Sewer System Revenue Bonds, RITR, Series FR-6,
                                                   9.345% due 6/15/2026 (b)(f)                                              1,847
                      NR*        Aaa       1,000   New York City, New York, GO, RIB, Series 394,
                                                   10.073% due 8/01/2016 (b)(f)                                             1,346
                      A          A2        1,000   New York City, New York, GO, Refunding, Series B,
                                                   5.75% due 8/01/2016                                                      1,121
---------------------------------------------------------------------------------------------------------------------------------
Ohio--2.0%            NR*        Aaa       1,500   Franklin County, Ohio, Hospital Improvement Revenue Bonds
                                                   (Children's Hospital Project), 5.50% due 5/01/2028 (a)                   1,624
---------------------------------------------------------------------------------------------------------------------------------
South Carolina--2.9%  NR*        Aaa       2,160   South Carolina Housing Finance and Development Authority,
                                                   Mortgage Revenue Refunding Bonds, AMT, Series A-2,
                                                   6.35% due 7/01/2019 (i)                                                  2,342
---------------------------------------------------------------------------------------------------------------------------------
Texas--6.6%           AA-        Aa3       1,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                                   Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                                   5.75% due 1/01/2032                                                      1,075
                      AAA        Aaa       1,150   Brazos River Authority, Texas, Revenue Refunding Bonds
                                                   (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)             1,177

MuniInsured Fund, Inc.                                        September 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P      Moody's     Face
State              Ratings++  Ratings++   Amount                              Issue                                        Value
---------------------------------------------------------------------------------------------------------------------------------
Texas                                              Dallas-Fort Worth, Texas, International Airport Revenue
(concluded)                                        Refunding and Improvement Bonds, AMT, Series A:
                      AAA        Aaa      $1,500     5.625% due 11/01/2026 (d)                                            $ 1,603
                      AAA        Aaa       1,000     5% due 11/01/2027 (b)                                                  1,007
                      AAA        Aaa         500   Texas State Turnpike Authority, Central Texas Turnpike System
                                                   Revenue Bonds, First Tier, Series A, 5.50% due 8/15/2039 (a)               541
---------------------------------------------------------------------------------------------------------------------------------
Virginia--1.5%        AAA        Aaa       1,200   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                                   Series J, Sub-Series J-1, 5.20% due 7/01/2019 (b)                        1,257
---------------------------------------------------------------------------------------------------------------------------------
Washington--16.5%     AAA        Aaa       2,000   Grant County, Washington, Electric Revenue Refunding
                                                   Bonds (Public Utility District Number 002), Series H,
                                                   5.375% due 1/01/2019 (i)                                                 2,171
                      AAA        Aaa       1,720   Seattle, Washington, Drain and Wastewater Utility Revenue Bonds,
                                                   5.75% due 11/01/2029 (b)                                                 1,882
                      AAA        Aaa       2,000   Seattle, Washington, Water System Revenue Bonds, Series B,
                                                   6% due 7/01/2029 (d)                                                     2,278
                      AAA        Aaa         500   Tacoma, Washington, Electric System Revenue Refunding Bonds,
                                                   RIB, Series 512X, 9.49% due 1/01/2017 (f)(i)                               634
                      AAA        Aaa       2,275   Tacoma, Washington, Sewer Revenue Bonds, Series B,
                                                   6.375% due 12/01/2005 (d)(j)                                             2,595
                      AAA        Aaa       2,000   University of Washington, University Revenue Bonds (Student
                                                   Facilities Fee), 5.75% due 6/01/2025 (i)                                 2,194
                      NR*        Aaa       1,545   Washington State Housing Finance Commission Revenue Bonds
                                                   (S/F Program), AMT, Series 1A, 6.40% due 12/01/2019 (e)(h)               1,651
---------------------------------------------------------------------------------------------------------------------------------
West Virginia--2.0%   AAA        Aaa       1,500   Harrison County, West Virginia, County Commission for Solid Waste
                                                   Disposal Revenue Bonds (Monongahela Power), AMT, Series C,
                                                   6.75% due 8/01/2024 (a)                                                  1,643
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.5%       AAA        Aaa       1,120   Wisconsin Public Power Inc., Power Supply System Revenue Bonds,
                                                   Series A, 6% due 7/01/2015 (b)                                           1,248
---------------------------------------------------------------------------------------------------------------------------------
Wyoming--1.3%         AAA        Aaa       1,000   Wyoming Building Corporation Revenue Bonds,
                                                   5.50% due 10/01/2022 (a)                                                 1,087
---------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$72,260)--98.3%                                                                                   79,923

Variation Margin on Financial Futures Contracts**--0.0%                                                                       (41)

Other Assets Less Liabilities--1.7%                                                                                         1,417
                                                                                                                          -------
Net Assets--100.0%                                                                                                        $81,299
                                                                                                                          =======
---------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2002.
(d)   FGIC Insured.
(e)   GNMA Collateralized.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2002.
(g)   FHA Insured.
(h)   FNMA Collateralized.
(i)   FSA Insured.
(j)   Prerefunded.
(k) All or a portion of security held as collateral in connection with open financial futures contracts.
 *    Not Rated.
**    Financial futures contracts sold as of September 30, 2002 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                                   Expiration
      Contracts           Issue                      Date                  Value
      --------------------------------------------------------------------------
         65        U.S. Treasury Notes           December 2002            $7,534
      --------------------------------------------------------------------------
      Total Financial Futures Contracts Sold
      (Total Contract Price--$7,276)                                      $7,534
                                                                          ======
      --------------------------------------------------------------------------
 +    Highest short-term rating by Moody's Investors Service, Inc.
++    Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 2002

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of September 30, 2002

Assets:              Investments, at value (identified cost--$72,260,146) ...................                 $ 79,923,161
                     Cash ...................................................................                       17,533
                     Receivables:
                       Interest .............................................................  $ 1,336,142
                       Securities sold ......................................................      160,089       1,496,231
                                                                                               -----------
                     Prepaid expenses .......................................................                        1,329
                                                                                                              ------------
                     Total assets ...........................................................                   81,438,254
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Variation margin .....................................................       40,625
                       Dividends to shareholders ............................................       37,342
                       Investment adviser ...................................................       30,973         108,940
                                                                                               -----------
                     Accrued expenses .......................................................                       30,758
                                                                                                              ------------
                     Total liabilities ......................................................                      139,698
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets .............................................................                 $ 81,298,556
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------
Capital:             Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                     8,079,388 shares issued and outstanding ................................                 $    807,939
                     Paid-in capital in excess of par .......................................                   74,515,274
                     Undistributed investment income--net ...................................  $   394,877
                     Accumulated realized capital losses on investments--net ................   (1,824,072)
                     Unrealized appreciation on investments--net ............................    7,404,538
                                                                                               -----------
                     Total accumulated earnings--net ........................................                    5,975,343
                                                                                                              ------------
                     Total capital--Equivalent to $10.06 net asset value per share of
                     Common Stock (market price--$9.64) .....................................                 $ 81,298,556
                                                                                                              ============
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 2002

Statement of Operations for the Year Ended September 30, 2002

Investment Income:   Interest ...............................................................                  $ 4,399,403
                     Dividends ..............................................................                           39
                                                                                                               -----------
                     Total income ...........................................................                    4,399,442
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ...............................................    $ 392,838
                     Professional fees ......................................................       66,936
                     Accounting services ....................................................       44,628
                     Transfer agent fees ....................................................       44,602
                     Directors' fees and expenses ...........................................       34,730
                     Printing and shareholder reports .......................................       27,380
                     Pricing fees ...........................................................        8,349
                     Custodian fees .........................................................        6,333
                     Listing fees ...........................................................        3,557
                     Other ..................................................................       18,330
                                                                                                 ---------
                     Total expenses before reimbursement ....................................      647,683
                     Reimbursement of expenses ..............................................           (7)
                                                                                                 ---------
                     Total expenses after reimbursement .....................................                      647,676
                                                                                                               -----------
                     Investment income--net .................................................                    3,751,766
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized loss on investments--net ......................................                     (314,176)
ized Gain (Loss) on  Change in unrealized appreciation on investments--net ..................                    2,719,339
Investments--Net:                                                                                              -----------
                     Total realized and unrealized gain on investments--net .................                    2,405,163
                                                                                                               -----------
                     Net Increase in Net Assets Resulting from Operations ...................                  $ 6,156,929
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                    For the Year Ended
                                                                                                       September 30,
                                                                                              -----------------------------
Increase (Decrease) in Net Assets:                                                                 2002             2001
---------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ...............................................   $  3,751,766     $  3,736,988
                     Realized gain (loss) on investments--net .............................       (314,176)         982,726
                     Change in unrealized appreciation/depreciation on investments--net ...      2,719,339        2,810,611
                                                                                              ------------     ------------
                     Net increase in net assets resulting from operations .................      6,156,929        7,530,325
                                                                                              ------------     ------------
---------------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net ...............................................     (3,698,841)      (3,714,813)
Shareholders:                                                                                 ------------     ------------
                     Net decrease in net assets resulting from dividends to shareholders ..     (3,698,841)      (3,714,813)
                                                                                              ------------     ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets .........................................      2,458,088        3,815,512
                     Beginning of year ....................................................     78,840,468       75,024,956
                                                                                              ------------     ------------
                     End of year* .........................................................   $ 81,298,556     $ 78,840,468
                                                                                              ============     ============
---------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net .................................   $    394,877     $    337,807
                                                                                              ============     ============
---------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived                                    For the Year Ended
from information provided in the financial statements.                                          September 30,
                                                                         --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                     2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year .............    $   9.76    $   9.29    $   9.27    $  10.30    $  10.02
Operating                                                                --------    --------    --------    --------    --------
Performance:         Investment income--net .........................         .46         .46         .46         .47         .50
                     Realized and unrealized gain (loss) on
                     investments--net ...............................         .30         .47         .04        (.84)        .43
                                                                         --------    --------    --------    --------    --------
                     Total from investment operations ...............         .76         .93         .50        (.37)        .93
                                                                         --------    --------    --------    --------    --------
                     Less dividends and distributions:
                       Investment income--net .......................        (.46)       (.46)       (.46)       (.47)       (.50)
                       Realized gain on investments--net ............          --          --          --        (.15)       (.15)
                       In excess of realized gain on investments--net          --          --        (.02)       (.04)         --
                                                                         --------    --------    --------    --------    --------
                     Total dividends and distributions ..............        (.46)       (.46)       (.48)       (.66)       (.65)
                                                                         --------    --------    --------    --------    --------
                     Net asset value, end of year ...................    $  10.06    $   9.76    $   9.29    $   9.27    $  10.30
                                                                         ========    ========    ========    ========    ========
                     Market price per share, end of year ............    $   9.64    $   8.92    $ 8.1875    $   8.00    $ 9.8125
                                                                         ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ................      13.52%      14.84%       8.79%     (12.58%)     10.55%
Return:*                                                                 ========    ========    ========    ========    ========
                     Based on net asset value per share .............       8.27%      10.74%       6.53%      (3.49%)     10.02%
                                                                         ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .......................................        .82%        .83%        .79%        .78%        .77%
Net Assets:                                                              ========    ========    ========    ========    ========
                     Expenses, net of reimbursement .................        .82%        .83%        .79%        .78%        .77%
                                                                         ========    ========    ========    ========    ========
                     Investment income--net .........................       4.78%       4.84%       5.06%       4.74%       4.96%
                                                                         ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands) .........    $ 81,299    $ 78,840    $ 75,025    $ 74,884    $ 83,255
Data:                                                                    ========    ========    ========    ========    ========
                     Portfolio turnover .............................      50.88%      66.75%      71.12%      71.48%      53.14%
                                                                         ========    ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------------------

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.

MuniInsured Fund, Inc.                                        September 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the

MuniInsured Fund, Inc.                                        September 30, 2002

transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $46,183 decrease in cost of securities (which, in turn, results in a corresponding $46,183 increase in net unrealized appreciation and a corresponding $46,183 decrease in undistributed net investment income), based on securities held by the Fund as of September 30, 2001.

The effect of this change for the year ended September 30, 2002 was to decrease net investment income by $17 and increase net realized capital losses by $46,200. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $50,328 has been reclassified between accumulated net realized capital losses and undistributed net investment income. This reclassification has no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets. For the year ended September 30, 2002, FAM reimbursed the Fund in the amount of $7, which represents the underlying expenses included with the dividends the Fund received as a result of its investment in Merrill Lynch Institutional Tax-Exempt Fund, an affiliate of FAM.

For the year ended September 30, 2002, the Fund reimbursed FAM $4,405 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2002, were $38,511,834 and $39,497,373, respectively.

Net realized gains (losses) for the year ended September 30, 2002 and net unrealized gains (losses) as of September 30, 2002, were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ..................        $   377,250        $ 7,663,015
Financial futures contracts ............           (691,426)          (258,477)
                                                -----------        -----------
Total ..................................        $  (314,176)       $ 7,404,538
                                                ===========        ===========
--------------------------------------------------------------------------------

As of September 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $7,663,015, all of which related to appreciated securities. The aggregate cost of investments at September 30, 2002 for Federal income tax purposes was $72,260,146.

4. Common Stock Transactions:

At September 30, 2002, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and

MuniInsured Fund, Inc.                                        September 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

outstanding during the years ended September 30, 2002 and September 30, 2001 remained constant.

5. Distributions to Shareholders:

On October 8, 2002, a tax-exempt income dividend of $.038148 was declared. The dividend was paid on October 10, 2002, to shareholders of record on October 18, 2002.

The tax character of distributions paid during the fiscal years ended September 30, 2002 and September 30, 2001 was as follows:

--------------------------------------------------------------------------------
                                                    9/30/2002          9/30/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ......................         $3,698,841         $3,714,813
                                                   ----------         ----------
Total distributions ......................         $3,698,841         $3,714,813
                                                   ==========         ==========
--------------------------------------------------------------------------------

As of September 30, 2002, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................         $   394,877
Undistributed long-term capital
gains--net ..............................................                  --
                                                                  -----------
Total undistributed earnings--net .......................             394,877
Capital loss carryforward ...............................          (1,176,219)*
Unrealized gains--net ...................................           6,756,685**
                                                                  -----------
Total accumulated earnings--net .........................         $ 5,975,343
                                                                  ===========
-----------------------------------------------------------------------------
 * On September 30, 2002, the Fund had a net capital loss carryforward of $1,176,219, of which $853,405 expires in 2008; $303,133 expires in 2009;
      and $19,681 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniInsured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniInsured Fund, Inc. as of September 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2002 by correspondence with the custodian and broker; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniInsured Fund, Inc. as of September 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 11, 2002

MuniInsured Fund, Inc.                                        September 30, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniInsured Fund, Inc. during its taxable year ended September 30, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of September 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                      Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ..........................................................       90.2%
AA/Aa ............................................................        4.6
A/A ..............................................................        3.3
Other+ ...........................................................        1.9
--------------------------------------------------------------------------------
+     Temporary investments in short-term municipal securities.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniInsured Fund, Inc.                                        September 30, 2002

OFFICERS AND DIRECTORS

                                                                                                           Number of
                                                                                                           Portfolios     Other
                                                                                                            in Fund      Director-
                              Position(s)   Length                                                          Complex       ships
                                  Held      of Time                                                       Overseen by    Held by
   Name, Address & Age         with Fund    Served         Principal Occupation(s) During Past 5 Years      Director     Director
====================================================================================================================================
Interested Director
====================================================================================================================================
Terry K. Glenn*                President    1999 to      Chairman, Americas Region since 2001, and          118 Funds      None
P.O. Box 9011                  and          present      Executive Vice President since 1983 of Fund     169 Portfolios
Princeton, NJ 08543-9011       Director     and          Asset Management, L.P. ("FAM") and Merrill
Age: 62                                     1987 to      Lynch Investment Managers, L.P. ("MLIM");
                                            present      President of Merrill Lynch Mutual Funds since
                                                         1999; President of FAM Distributors, Inc.
                                                         ("FAMD") since 1986 and Director thereof since
                                                         1991; Executive Vice President and Director of
                                                         Princeton Services, Inc. ("Princeton Services")
                                                         since 1993; President of Princeton Administra-
                                                         tors, L.P. since 1988; Director of Financial
                                                         Data Services, Inc. since 1985.
====================================================================================================================================
*     Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice
      President of Princeton Services; and President of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
      Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                                                                                            Number of
                                                                                                            Portfolios    Other
                                                                                                             in Fund     Director-
                              Position(s)   Length                                                           Complex      ships
                                  Held      of Time                                                        Overseen by   Held by
    Name, Address & Age        with Fund    Served*        Principal Occupation(s) During Past 5 Years       Director    Director
====================================================================================================================================
Independent Directors
====================================================================================================================================
James H. Bodurtha              Director     2002 to      Director and Executive Vice President, The         42 Funds       None
P.O. Box 9011                               present      China Business Group, Inc. since 1996.           62 Portfolios
Princeton, NJ 08543-9011
Age: 58
====================================================================================================================================
Joe Grills                     Director     1996 to      Member of Committee on Investment of               42 Funds      Kimco
P.O. Box 9011                               present      Employee Benefit Assets of the Association for   62 Portfolios   Realty
Princeton, NJ 08543-9011                                 Financial Professionals since 1986.
Age: 67
====================================================================================================================================
Herbert I. London              Director     2002 to      John M. Olin Professor of Humanities, New York     42 Funds       None
P.O. Box 9011                               present      University since 1993.                           62 Portfolios
Princeton, NJ 08543-9011
Age: 63
====================================================================================================================================
Andre F. Perold                Director     2002 to      George Gund Professor of Finance and Banking,      42 Funds       None
P.O. Box 9011                               present      Harvard Business School since 2000; Finance      62 Portfolios
Princeton, NJ 08543-9011                                 Area Chair since 1996.
Age: 50
====================================================================================================================================
Roberta Cooper Ramo            Director     2002 to      Shareholder, Modrall, Sperling, Roehl, Harris      42 Funds       None
P.O. Box 9011                               present      & Sisk, P.A. since 1993.                         62 Portfolios
Princeton, NJ 08543-9011
Age: 60
====================================================================================================================================

MuniInsured Fund, Inc.                                        September 30, 2002

                                                                                                         Number of
                                                                                                         Portfolios       Other
                                                                                                          in Fund        Director-
                              Position(s)   Length                                                        Complex         ships
                                  Held      of Time                                                     Overseen by      Held by
    Name, Address & Age        with Fund    Served*      Principal Occupation(s) During Past 5 Years      Director       Director
====================================================================================================================================
Independent Directors (concluded)
====================================================================================================================================
Robert S. Salomon, Jr.         Director     1996 to    Principal of STI Management since 1994.            42 Funds         None
P.O. Box 9011                               present                                                     62 Portfolios
Princeton, NJ 08543-9011
Age: 65
====================================================================================================================================
Melvin R. Seiden               Director     1987 to    Director, Silbanc Properties, Ltd. (real estate,   42 Funds         None
P.O. Box 9011                               present    investment and consulting) since 1987.           62 Portfolios
Princeton, NJ 08543-9011
Age: 71
====================================================================================================================================
Stephen B. Swensrud            Director     1987 to    Chairman, Fernwood Advisors since 1996.            42 Funds     Internation-
P.O. Box 9011                               present                                                     62 Portfolios  al Mobile
Princeton, NJ 08543-9011                                                                                               Communi-
Age: 69                                                                                                                cations, Inc.
====================================================================================================================================
*     The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================

                              Position(s)   Length
                                  Held      of Time
    Name, Address & Age        with Fund    Served*                     Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
====================================================================================================================================
Donald C. Burke                Vice         1993 to      First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011                  President    present      since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton, NJ 08543-9011       and          and          since 1999; Vice President of FAMD since 1999; Vice President of FAM and
Age: 42                        Treasurer    1999 to      MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
                                            present
====================================================================================================================================
Kenneth A. Jacob               Senior       2002 to      Managing Director of FAM and MLIM since 1997.
P.O. Box 9011                  Vice         present
Princeton, NJ 08543-9011       President
Age: 50
====================================================================================================================================
John M. Loffredo               Senior       2002 to      Managing Director of FAM and MLIM since 2000; First Vice President of
P.O. Box 9011                  Vice         present      MLIM since 1997; Vice President of MLIM from 1991 to 1997.
Princeton, NJ 08543-9011       President
Age: 38
====================================================================================================================================
William R. Bock                Vice         1997 to      Vice President of MLIM since 1989.
P.O. Box 9011                  President    present
Princeton, NJ 08543-9011       and
Age: 66                        Portfolio
                               Manager
====================================================================================================================================
Stephen M. Benham              Secretary    2002 to      Vice President (Legal Advisory) of MLIM since 2000; Associate,
P.O. Box 9011                               present      Kirkpatrick & Lockhart LLP from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 42
====================================================================================================================================
*     Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent

EquiServe Trust Company, I.A.
P.O. Box 43011
Providence, RI 02940-3011
800-426-5523

ASE Symbol

MIF

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

MuniInsured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10662--9/02